NASDAQ: IBTX West Coast Financial Services Conference March 2014 Presenters: David Brooks, Chairman and CEO Michelle Hickox, EVP and CFO Exhibit 99.1

Safe Harbor Statement 2 From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system, whether through changes in the discount rate or money supply or otherwise; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Form 10-Q for the quarter ended September 30, 2013 and the form S-4 filed with the SEC on February 26, 2013, under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Snapshot 3 Overview Branch Map Financial Highlights • Headquartered in McKinney, Texas • 100+ years of operating history • 30 banking offices in 26 communities • Dallas-Fort Worth metropolitan area • Greater Austin area • Focused on relationship-driven commercial banking products Note: Financial data as of and for the quarter ended December 31, 2013. Balance Sheet ($ in millions) Total Assets $2,164 Total Loans 1,727 Total Deposits 1,710 Equity 234 Equity / Assets 10.80% Asset Quality NPAs / Assets 0.47% NPLs / Loans 0.39 All wance / NPLs 205.93 Allow nce / Loans 0.81 NCO Ratio (annualized) 0.02 Profitability ROAA 0.83% ROAE 7.61 Net Interest Margin 4.23 Efficiency Ratio 67.3

Texas: Among Strongest Economies in USA 4 • 52 Fortune 500 companies headquartered in Texas • Population - 25.9 million, 2nd largest State • 3.63% population growth since 2010 versus 1.67% for the nation • Dallas-Fort Worth – 4th largest MSA in USA • Austin – 4th largest MSA in State of Texas • Houston – 2nd largest MSA in Texas and 6th largest MSA in USA • Projected household income growth of 16.3% through 2017 versus 13.4% for the nation • Texas unemployment rate of 6.0% compares favorably to United States at 6.7% Note: State and national unemployment rates as of December 2013. Source: SNL Financial, Environmental Systems Research Institute (ESRI), U.S. Census Bureau, Bureau of Labor Statistics.

Key Strategies

- Grow Organically
- Grow Through Acquisitions
- Improve Efficiency and Increase Profitability
- Maintain Stellar Credit Quality

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Fourth Quarter 2013 Highlights 6 • Core net income was $4.9 million, or $0.40 per diluted share, for the quarter ended December 31, 2013 compared to $4.6 million, or $0.38 per diluted share, for the quarter ended September 30, 2013 and to $3.8 million, or $0.46 per diluted share, for the quarter ended December 31, 2012. • Loans held for investment grew organically at an annual rate of 24.2% in the fourth quarter and 20.5% for the year ended December 31, 2013. Loans grew an additional 5.3% for the year through the acquisition of Collin Bank. • Continued strong asset quality, as reflected by a nonperforming assets to total assets ratio of 0.47%, a nonperforming loans to total loans ratio of 0.39%, and an annualized net charge-offs to average loans ratio of 0.02% at December 31, 2013. • Execution of a definitive agreement to acquire BOH Holdings, Inc. and its subsidiary, Bank of Houston, and completion of the acquisition of Collin Bank. • Sale of all of the remaining Adriatica real estate ($9.7 million) and recognition of a $1.3 million gain from such sale.

Collin Bank Acquisition • Closed November 30, 2013 • Expands Collin County Footprint • Strategically located on the Dallas North Tollway • $167.8 million in Assets • $111.2 million in Deposits • $72.6 million in Loans • Approximately 1.13x book • Accretive to earnings and tangible book value • Consolidated IBG’s existing Plano branch • Significant cost saving opportunities 7 As of November 30, 2013.

Live Oak Acquisition • Closed January 1, 2014 • Expands presence in the Dallas Market • Strategically located near Baylor Medical Center Campus • Strong credit metrics • $130.9 million in Assets • $105.0 million in Deposits • $70.6 million in Loans • Approximately 1.44x book • Accretive to earnings immediately; slightly dilutive to tangible book value with dilution earned back in less than two years 8 As of December 31, 2013.

Bank of Houston Acquisition • Definitive Agreement Signed – November 2013 / Second Quarter 2014 Close • Marks IBTX’s entry into the dynamic Houston market, resulting in a significant presence in three of the nation’s most attractive MSAs: Dallas, Austin, Houston • Total Assets of $922.6 million – Total Deposits of $814.4 million – Total Loans of $734.5 million – Total Equity of $86.4 million • Approximately 1.80x book and 2.46x tangible book • EPS accretion estimated at ~12% in 2014 and ~20% in 2015 with an estimated TBV earn-back period of 2.6 years 9 As of December 31, 2013.

BOH: Compelling Transaction • Franchise expansion into the attractive Houston market – Entering region through a significant transaction and a high-quality partner – Strong and committed management team offering opportunities for future in-market acquisitions • A top-tier Houston partner – Highly profitable commercial franchise – Strong lending and credit culture – Addition of significant C&I portfolio and low-cost deposits • Financially attractive – Highly earnings accretive transaction with reasonable payback – IBTX will increase to over $3.2 billion in assets 10 IBTX (30) BOH Holdings (6)

Pro Forma Impact

- With acquisition of BOH Holdings, IBTX will increase to over $3 billion in assets, ranking 15th of all Texas banks
- IBTX will rank 10th among Texas-based banks for in-state deposits

Texas-Based Banks by Assets

Rank	Institution	Headquarters	Total Assets ($M)
1	Comerica Incorporated	Dallas	65,357
2	Cullen/Frost Bankers, Inc.	San Antonio	24,388
3	Prosperity Bancshares, Inc.	Houston	18,652
4	International Bancshares Corporation	Laredo	12,079
5	Texas Capital Bancshares, Inc.	Dallas	11,715
6	Beal Financial Corporation	Plano	9,283
7	Hilltop Holdings Inc.	Dallas	8,898
8	Cadence Bancorp, LLC	Houston	6,453
9	First Financial Bankshares, Inc.	Abilene	5,222
10	Woodforest Financial Group, Inc.	The Woodlands	3,963
11	SWS Group, Inc.	Dallas	3,931
12	Amarillo National Bancorp, Inc.	Amarillo	3,779
13	ViewPoint Financial Group, Inc.	Plano	3,526
14	Southside Bancshares, Inc.	Tyler	3,443
15	*Independent Bk Group, Inc. - Pro Forma* (1)	*McKinney*	*3,218*
16	Broadway Bancshares, Inc.	San Antonio	2,909
17	Industry Bancshares, Inc.	Industry	2,481
18	CBFH, Inc.	Beaumont	2,454
19	Happy Bancshares, Inc.	Canyon	2,449
20	ANB Corporation	Terrell	2,435

Texas-Based Banks by Deposit Market Share

Rank	Institution (ST)	Branches	6/30/13 Deposits ($M)	Market Share (%)
1	Cullen/Frost Bankers, Inc.	130	20,363	3.64
2	Prosperity Bancshares, Inc.	267	13,982	2.50
3	Comerica Incorporated	138	9,870	1.77
4	Texas Capital Bancshares, Inc.	13	7,721	1.38
5	Hilltop Holdings Inc.	84	6,925	1.24
6	International Bancshares Corp.	172	6,767	1.21
7	First Financial Bankshares, Inc.	65	3,966	0.71
8	Woodforest Financial Group, Inc.	208	3,022	0.54
9	Amarillo National Bancorp, Inc.	17	2,924	0.52
10	*Independent Bk Group, Inc. - Pro Forma* (1)	*36*	*2,535*	*0.45*
11	Southside Bancshares, Inc.	40	2,502	0.45
12	Broadway Bancshares, Inc.	40	2,439	0.44
13	ViewPoint Financial Group, Inc.	32	2,267	0.41
14	Industry Bancshares, Inc.	19	2,088	0.37
15	CBFH, Inc.	35	2,056	0.37
16	ANB Corporation	30	2,022	0.36
17	Happy Bancshares, Inc.	33	1,818	0.33
18	South Plains Finl Inc.	23	1,768	0.32
19	Lone Star Natl Bcshs-TX Inc.	33	1,758	0.31
20	North American Bancshares Inc.	34	1,724	0.31
	Top 10 Texas-based Institutions	1,130	78,075	14.0
	Total For Institutions In Market	6,869	559,153	100.0

Source: SNL Financial
1) IBTX pro forma for BOH Holdings and Live Oak Financial Corp.
Note: Financial data as of December 31, 2013.
Note: Deposit market share as of June 30, 2013 per FDIC filings.

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$1,740 $2,164 Q4 2012 Q4 2013 $1,254 $1,740 $2,164 2011 2012 2013 Impact of Acquisitions (In Year Acquired) Organic Growth IBTX Continued Demonstrated Growth 12 Total Assets Prior Years Total Assets Q4 2013 v. Q4 2012 (1) Note: Dollars in millions. (1) Reflects increase through organic growth, acquisitions and retained proceeds from the initial public offering.

IBTX Expanded Profitability 13 Core Pre-Tax Pre-Provision Earnings Income (1) Note: Dollars in thousands. (1) See Appendix for GAAP Reconciliation. $14,989 $21,828 $29,466 2011 2012 2013 $6,392 $8,141 Q4 2012 Q4 2013

Select Metrics 14 Core Net Interest Margin (1) (1) Excluding recognition of income from the repayment of acquired loans and write-off of unamortized debt origination costs. (2) See Appendix for GAAP Reconciliation. Core Efficiency Ratio (2) 72.9% 71.5% 67.3% 64.6% 2010 2011 2012 2013 4.43% 4.37% 4.38% 4.23% 2010 2011 2012 2013

Continued Improvement in Deposit Pricing 15 Deposit Composition at 12/31/13 Deposit Growth versus Average Rate (1) 2013 YTD Rate on Interest-Bearing Deposits: 0.57% (1) Annual average rate for total deposits. Note: Dollars in millions. Financial data as of and for years ended through 2013. Noninterest- bearing 18% Interest-bearing Checking 46% Savings Accounts 7% MMAs 4% IRAs 2% CDs <$100k 7% CDs >$100k 16% $724 $928 $1,030 $1,391 $1,710 1.77% 1.35% 1.00% 0.69% 0.47% $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2009 2010 2011 2012 2013 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Deposits Avg. Rate

Capital for Continued Growth and Acquisitions 16 (1) Reflects Live Oak and BOH financial statements as of December 31, 2013. For illustration purposes, IBTX issued 235,594 shares issued at $49.66 per share for Live Oak transaction and 3,616,060 shares issued at $37.61 for BOH transaction. Assumes retention of BOH SBLF Preferred. (2) See Appendix for GAAP Reconciliation. (dollars in thousands, except per share data) Live Oak / BOH As of December 31, 2013 Acquisitions Actual Pro Forma(1) Stockholders' Equity SBLF Preferred Stock $0 $23,938 Common Stock, $0.01 Par Value 123 162 Additional Paid-In Capital 222,116 369,848 Retained Earnings 12,663 12,663 Accumulated Other Comprehensive Income (1,130) (1,130) Total Stockholders' Equity $233,772 $405,481 Capital Ratios Tier 1 Capital to Average Assets 10.71% 9.43% Tier 1 Capital to Risk-Weighted Assets (2) 12.64 11.16 Total Capital to Risk-Weighted Assets 13.83 12.00 Total Equity to Assets 10.80 12.30 Tangible Common Equity to Tangible Assets (2) 9.21 7.60 Per Share Data Book Value $18.96 $25.06 Tangible Book Value(2) 15.89 16.27

Diversified Loan Portfolio 17 Loan Composition at 12/31/13 CRE Loan Composition at 12/31/13 2013 YTD Yield on Loans: 5.61% Net of Acquired Loan Accretion: 5.52% 42.6% of CRE Loans are Owner-Occupied C&I 14% CRE 49% C&D 7% 1-4 Family 20% 1-4 Family Const. 5% Agriculture 2% Consumer 3% Multi-family 10% Office 30% Hotel / Motel 1% Retail 22% Industrial / WH 5% Healthcare 9% Misc. 23%

Strong Credit Culture 18 NPLs / Loans Note: Financial data as of and for years ended December 31. Source: U.S. and Texas Commercial Bank numbers from SNL Financial. NCOs / Average Loans 2.67% 2.67% 1.64% 1.13% 0.70% 1.22% 1.05% 0.74% 0.39% 0.19% 0.21% 0.31% 0.11% 0.06% 0.09% 2009 2010 2011 2012 2013 U.S. Commercial Banks TX Commercial Banks IBTX 4.41% 4.15% 4.11% 3.36% 2.67% 3.03% 3.43% 2.91% 2.38% 1.83% 1.62% 1.89% 1.14% 0.81% 0.39% 2009 010 2011 2012 2013 U.S. Commercial Banks TX Commercial Banks IBTX

Summary 19  A Leading Texas Community Bank Franchise Focused in Major Metropolitan Markets  Significant Inside Ownership Aligned with Shareholders  Demonstrated Organic Growth  Integrated Six Acquisitions over Past Four Years  Pending BOH Transaction Represents Continued Growth and Entry into the Dynamic Houston Market  Increased Profitability and Improving Efficiency  Strong Credit Culture and Excellent Credit Quality

APPENDIX 20

Experienced Management Team 21 Name / Title Background David R. Brooks Chairman of the Board, CEO, Director • 35 years in the financial services industry; 27 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired the Company in 1988 • Previously served as the Chief Financial Officer at Baylor University from 2000 to 2004 • Serves on the Board of Managers of Noel-Levitz, LLC, and on the Board of Trustees of Houston Baptist University Torry Berntsen President, COO, Director • 34 years in the financial services industry; 5 years at Independent Bank • Served as Vice Chairman of Corporate Development from 2009 to 2013 • Vice Chairman of Virtu Management, LLC • 25 years in various senior management roles at The Bank of New York Mellon Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 31 years in the financial services industry; 25 years at Independent Bank • Previously served as President and a Director of the Company from 2002 to 2009 • Active in community banking since the late 1980s • Chairman of the Board for Medical Center of McKinney and on the Boards of Directors of McKinney Christian Academy and the McKinney Education Foundation Brian E. Hobart Vice Chairman, Chief Lending Officer • 21 years in the financial services industry; 10 years at Independent Bank • Since 2009 he has functioned as Chief Lending Officer as well as serving as President and director at the Company • One of the founders of IBG Central Texas - served as its President from 2004 until 2009 Michelle S. Hickox EVP, Chief Financial Officer • 24 years in the financial services industry; 2 years at the Company • Previously a Financial Services Audit Partner at McGladrey LLP • Licensed certified public accountant, member of the AICPA, the Texas Society of Certified Public Accountants and the Dallas CPA Society Jan C. Webb EVP, Secretary to the Board of Directors • 32 years in the financial services industry; 27 years at Independent Bank • Has served in various roles at the Company including Chief Operations Officer and Chief Financial Officer

Reconciliation of GAAP and Adjusted Measures

($ in thousands)

	Year Ended December 31, 2011	2012	2013	Quarter Ended December 31, 2012	2013	
Net Interest Income - Reported	**$46,281**	**$58,553**	**$74,933**	**$16,791**	**$19,953**	(a)
Write off of debt origination warrants	0	0	223	0	0	(b)
Income recognized on acquired loans	(477)	(233)	(1,399)	(135)	(67)	(b)
Adjusted net interest income	**$45,804**	**$58,320**	**$73,757**	**$16,656**	**$19,886**	(a + b = c)
Provision Expense - Reported	**$1,650**	**$3,184**	**$3,822**	**$929**	**$883**	(d)
Noninterest Income - Reported	**$7,708**	**$9,168**	**$11,021**	**$3,556**	**$3,412**	(e)
Bargain Purchase Loss / (Gain)	$0	$0	$0	$0	$0	
Loss / (Gain) on Sale of Branch	0	(38)	0	0	0	
Loss / (Gain) on Sale of OREO	(918)	(1,135)	(1,507)	(1,210)	(1,334)	
Loss / (Gain) on Sale of Securities	0	3	0	0	0	
Loss / (Gain) on Sale of PP&E	(21)	343	18	0	22	
Adjusted Noninterest Income	**$6,769**	**$8,341**	**$9,532**	**$2,346**	**$2,100**	(f)
Noninterest Expense - Reported	**$38,639**	**$47,160**	**$57,671**	**$13,329**	**$15,714**	(g)
Adriatica Expenses	($871)	($832)	($806)	($91)	($206)	
OREO Impairment	(184)	(94)	(642)	(38)	(74)	
FDIC refund	0	0	504	0	0	
IPO related stock grant and bonus expense	0	0	(948)	0	(235)	
Acquisition Expense	0	(1,401)	(1,956)	(590)	(1,354)	
Adjusted Noninterest Expense	**$37,584**	**$44,833**	**$53,823**	**$12,610**	**$13,845**	(h)
Pre-Tax Pre-Provision Earnings	**$15,350**	**$20,561**	**$28,283**	**$7,018**	**$7,651**	(a) + (e) - (g)
Core Pre-Tax Pre-Provision Earnings	**$14,989**	**$21,828**	**$29,466**	**$6,392**	**$8,141**	(c) + (f) - (h)
Reported Efficiency Ratio	**71.6%**	**69.6%**	**67.1%**	**65.5%**	**67.3%**	(g) / (a + e)
Adjusted Efficiency Ratio	**71.5%**	**67.3%**	**64.6%**	**66.4%**	**63.0%**	(h) / (c + f)

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Reconciliation of GAAP and Adjusted Measures 23 ($ in thousands, except per share data) As of 12/31/2013 Total Stockholders' Equity $233,772 Goodwill (34,704) Core Deposit Intangibles (3,148) Tangible Common Equity $195,920 Common Shares Outstanding 12,330,158 Book Value per Share $18.96 Tangible Book Value per Share $15.89 ($ in thousands) As of 12/31/2013 Total Stockholders' Equity $233,772 Unrealized Loss on AFS Securities 1,130 Goodwill (34,704) Other Intangibles (3,148) Qualifying Restricted Core Capital 17,600 Tier 1 Capital $214,650 Risk-W ighted Assets On Balance Sheet $1,637,117 Off Balance Sheet 60,397 Tot l Risk-Weighted Assets $1,697,514 Tier 1 Capital to Risk-Weighted Assets Ratio 12.64%

Contact Information 24 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Torry Berntsen 1600 Redbud Blvd President and Chief Operating Officer Suite 400 (972) 562-9004 McKinney, TX 75069 tberntsen@independent-bank.com 972-562-9004 Telephone Michelle Hickox 972-562-7734 Fax Executive Vice President and Chief Financial Officer independent-bank.com (972) 562-9004 mhickox@independent-bank.com Media: Eileen Ponce Marketing Director (469) 742-9437 eponce@independent-bank.com